STONE HARBOR INVESTMENT FUNDS

Supplement dated June 29, 2021 to the Prospectus and Statement of Additional Information

(collectively, the “Prospectus”), dated September 30, 2020 (as supplemented thereafter)

On June 28, 2021, Stone Harbor Investment Partners LP (the “Adviser”), the investment adviser for each fund of Stone Harbor Investment Funds (the “Funds”), and Virtus Investment Partners, Inc. (“Virtus”) announced they have entered into an agreement providing for the acquisition of the Adviser by Virtus (the “Agreement”). The Agreement is not expected to result in a change to the current personnel responsible for day-to-day portfolio management of the Funds. Subject to certain conditions and approvals, the Adviser and Virtus expect that the arrangements will be in place by the end of calendar year 2021. Additional information on the arrangements will be provided in subsequent supplements or other documents provided to the shareholders.